Exhibit 21.

Subsidiaries of the Registrant.

Following is a list of active subsidiaries of the registrant. Subsidiaries that are inactive or exist solely to protect business names but do not conduct business have been omitted. The omitted subsidiaries, considered in the aggregate, do not constitute a significant subsidiary.

ENTITY:	PLACE OF FORMATION

10 CCC Business Trust	Maryland
10000 West Charleston Boulevard, LLC	Nevada
10450 West Charleston Boulevard, LLC	Nevada
1450 Center Crossing Drive, LLC	Delaware
1451 Center Crossing Drive, LLC	Delaware
1645 Village Center Circle, LLC	Delaware
1551 Hillshire Drive, LLC	Delaware
20 CCC Business Trust	Maryland
30 CCC Business Trust	Maryland
A/T Rouse Limited Partnership (The)	Delaware
ACB Parking Business Trust	Maryland
American City Company, LLC, The	Maryland
AU Management Company, LLC	Texas
Augusta Mall Partnership	Georgia
Augusta Mall, LLC	Maryland
Austin Mall Limited Partnership	Delaware
Austin Mall, LLC	Maryland
Baltimore Center Associates Limited Partnership	Maryland
Baltimore Center Garage Associates Limited Partnership	Maryland
Baltimore Center, LLC	Delaware
Bayside Center Limited Partnership	Maryland
Beachwood Place GP L.L.C.	Delaware
Beachwood Place GP SPE L.L.C.	Delaware
Beachwood Place Limited Partnership	Ohio
Beachwood Place LP, L.L.C.	Delaware
Beachwood Place, LLC	Maryland
Beachwood Property Holdings, LLC	Maryland
Benson Park Business Trust	Maryland
Beverage Operations, Inc.	Texas
Bridgewater Commons Mall Development, LLC	Maryland
Bridgewater Commons Mall II, LLC	Delaware
Bridgewater Commons Mall, LLC	Maryland
Brookside/Columbia Limited Partnership	Maryland

ENTITY:	PLACE OF FORMATION

Burlington Associates Limited Partnership	Maryland
Center Pointe Plaza, LLC	Maryland
Chesapeake Investors, LLC	Delaware
Christiana Acquisition LLC	Delaware
Christiana Holdings I LLC	Delaware
Christiana Mall LLC	Delaware
Clover Acquisition, LLC	Delaware
CM Theatre Business Trust	Maryland
CMA Access Company, LLC	Maryland
CM-H Business Trust	Maryland
CMI Corporate Parking Business Trust	Maryland
CM-N Business Trust	Maryland
Collin Creek Mall, LP	Texas
Collin Creek Plano, LLC	Maryland
Collin Creek, LLC	Delaware
Columbia Crossing, LLC	Maryland
Columbia Development Corporation, The	Maryland
Columbia Development, LLC	Maryland
Columbia Gateway, LLC	Maryland
Columbia Land Holdings, Inc.	Maryland
Columbia Mall SPE, LLC	Maryland
Columbia Mall, Inc.	Maryland
Columbia Management, Inc.	Maryland
Crocker Downtown Development Associates	Florida
Crocker Mizner Park III, Ltd.	Florida
Crocker Mizner Park IV, Ltd.	Florida
Echelon Acquisition, LLC	Maryland
Echelon Mall Joint Venture	New Jersey
Echelon Mall, LLC	Maryland
Eighty Columbia Corporate Center, Inc.	Maryland
Eighty Columbia Corporate Center, LLC	Maryland
Emerson Land Business Trust	Maryland
Emerson Land, LLC	Delaware
Fairwood Commercial Front Foot Benefit Company, LLC	Maryland
Fairwood-Endeavor Front-Foot Benefit Company, LLC	Maryland
Fairwood-Four Front-Foot Benefit Company, LLC	Maryland
Fairwood-GPP Front-Foot Benefit Company, LLC	Maryland
Fairwood-Promise Front-Foot Benefit Company, LLC	Maryland
Fairwood-Prospect Front-Foot Benefit Company, LLC	Maryland

ENTITY:	PLACE OF FORMATION

Fairwood-Three Front-Foot Benefit Company, LLC	Maryland
Faneuil Hall Beverage, LLC	Maryland
Faneuil Hall Marketplace, LLC	Delaware
Fashion Place, LLC	Delaware
Fashion Show Development, LLC	Nevada
Fashion Show Mall, LLC	Delaware
Fifty Columbia Corporate Center, Inc.	Maryland
Forty Columbia Corporate Center, Inc.	Maryland
Four Owings Mill Corporate Center Associates Limited Partnership	Maryland
Four Owings Mill Corporate Center Land Limited Partnership	Maryland
Four Owings Mills Corporate Center, LLC	Maryland
Four State Facility Corporation	Delaware
Four State Properties, LLC	Delaware
Franklin Park Mall Company, LLC	Maryland
Franklin Park Mall, LLC	Delaware
FS Entertainment, Inc.	Nevada
FS Entertainment, LLC	Nevada
Gallery at Market East LLC	Delaware
Gateway Investor, LLC	Maryland
Gateway Retail Center, LLC	Maryland
GEAPE III, Inc.	Maryland
GEAPE III, LLC	Maryland
GEAPE Land Holdings II, Inc.	Maryland
GEAPE Land Holdings, Inc.	Maryland
GEAPE Land Holdings, LLC	Maryland
GGP-Paramus Park Mall, LLC	Delaware
Governor’s Square Partnership	Florida
Governor’s Square, LLC	Florida
Grand Avenue Limited Partnership	Maryland
Greengate Mall, Inc.	Pennsylvania
Guilford Industrial Center, LLC	Maryland
Hammond Branch Joint Venture	Maryland
Harbor Overlook Limited Partnership	Maryland
Harbor Place Associates Limited Partnership	Maryland
Harborplace Management Company, LLC	Maryland
Harborplace, Inc.	Maryland
Harborplace, LLC	Maryland
Harper’s Choice Business Trust	Maryland
Head Acquisition, LP	Delaware

ENTITY:	PLACE OF FORMATION

Hex Holding, LLC	Delaware
Hexalon Real Estate, Inc.	Delaware
HHP Government Services, Limited Partnership	Nevada
Hickory Grove Limited Partnership	Maryland
Hickory Ridge Village Center, Inc.	Maryland
Hickory Ridge Village Center, LLC	Maryland
Highland Mall Joint Venture, The	New York
Highland Mall Limited Partnership	Delaware
HMF Properties Limited Partnership	Delaware
Hocker Oxmoor Partners, LLC	Kentucky
Hocker Oxmoor, LLC	Delaware
Howard Hughes Canyon Pointe Q4, LLC	Nevada
Howard Hughes Centerpoint, LLC	Nevada
Howard Hughes Corporation, The	Delaware
Howard Hughes Properties I, LLC	Nevada
Howard Hughes Properties II, LLC	Nevada
Howard Hughes Properties III, LLC	Nevada
Howard Hughes Properties IV, LLC	Delaware
Howard Hughes Properties, Limited Partnership	Delaware
Howard Hughes Properties V, LLC	Delaware
Howard Hughes Properties VII, LLC	Nevada
Howard Hughes Properties, Inc.	Nevada
Howard Hughes Realty, Inc.	Nevada
Howard Research And Development Corporation, The	Maryland
Howard Research And Development Holdings Corporation, The	Maryland
Howard Retail Investment Company, LLC	Maryland
HRD Commercial Properties, Inc.	Maryland
HRD Parking Deck Business Trust	Maryland
HRD Parking, Inc.	Maryland
HRD Parking, LLC	Maryland
HRD Properties, Inc.	Maryland
HRD Remainder, Inc.	Maryland
HRDHC, LLC	Maryland
HRE KI Partners, LP	Delaware
HRE KI SMBT	Delaware
HRE Pennsylvania SMBT	Delaware
HRE-NS, LLC	Delaware
H-Tex, Incorporated	Texas
Hughes Corporation, The	Delaware

ENTITY:	PLACE OF FORMATION

Hughes Properties, Inc.	Nevada
Hulen GP, LLC	Delaware
Hulen Mall Joint Venture	Texas
Hulen Owner LP	Delaware
Hunt Valley Title Holding Company, LLC	Maryland
King’s Contrivance Village Center, LLC	Maryland
La Cantera Holding, LP	Delaware
La Cantera Holding GP, LLC	Delaware
La Cantera Retail Limited Partnership	Maryland
Lake Meade & Buffalo Partnership	Nevada
Lakefront North Parking, Inc.	Maryland
Lakefront North Parking, LLC	Maryland
Lakeside Mall Property LLC	Delaware
Lakeside Mall, LLC	Michigan
Lot 48 Business Trust	Maryland
Lot 49 Business Trust	Maryland
LP Rouse-Houston, LLC	Maryland
LRVC Business Trust	Maryland
Mall Entrances Business Trust	Maryland
Mall in Columbia Holding II, L.L.C., The	Delaware
Mall in Columbia Holding, L.L.C., The	Delaware
Mall in Columbia Business Trust, The	Maryland
Mall St. Matthews Company, LLC	Delaware
Market Street East Joint Venture	Pennsylvania
Merrick Park LLC	Maryland
Merrick Park Parking LLC	Delaware
Merriweather Post Business Trust	Maryland
Mizner Park Holdings I, LLC	Delaware
Mizner Park Holdings II, LLC	Delaware
Mizner Park Holdings III, LLC	Delaware
Mizner Park Holdings IV, LLC	Delaware
Mizner Park Holdings V, LLC	Delaware
Mizner Park Venture, LLC	Delaware
Mondawmin Business Trust	Maryland
Mondawmin, LLC	Maryland
MSM Properties, L.L.C.	Delaware
New Orleans Riverwalk Associates	Louisiana
New Orleans Riverwalk Limited Partnership	Maryland
New River Center, LLC	Florida

ENTITY:	PLACE OF FORMATION

North Star Mall II, LLC	Maryland
North Star Mall, LLC	Texas
Northwest Associates	Maryland
NS Mall GP, LLC	Delaware
NS Mall Property, LP	Delaware
NSMJV, LP	Delaware
O. M. Land Development, LLC	Maryland
O.M. Mall Company, LLC	Maryland
Oakbrook Facilities Corporation	Maryland
Oakbrook Shopping Center, LLC	Delaware
Oakbrook Urban Venture, LP	Illinois
Oakland Ridge Commercial Group, LLC	Maryland
Oakland Ridge Industrial Development Corporation	Maryland
Oakland Ridge Industrial Development, LLC	Maryland
Oakwood Shopping Center Limited Partnership	Louisiana
O.M. Investment II Limited Partnership	Maryland
O.M. Investment Limited Partnership	Maryland
One Owings Mills Corporate Center Associates, LP	Maryland
One Owings Mills Corporate Center, LLC	Maryland
One Willow Company, LLC	Delaware
Owings Mills Limited Partnership	Maryland
Paramus Equities, LLC	Texas
Paramus Mall Management Company, LLC	Maryland
Paramus Park Shopping Center Limited Partnership	New Jersey
Paramus Park, LLC	Maryland
Parcel C Business Trust	Maryland
Parcel D Business Trust	Maryland
Park Square Limited Partnership	Maryland
Parkside Limited Partnership	Maryland
Parkview Office Building Limited Partnership	Maryland
Perimeter Center, LLC	Maryland
Perimeter Mall Facilities, LLC	Delaware
Perimeter Mall Venture, LLC	Delaware
Perimeter Mall, LLC	Maryland
Pioneer Office Limited Partnership	Maryland
Pioneer Place Limited Partnership	Maryland
Planole Store, LP	Texas
Plymouth Meeting Property, LLC	Delaware
Princeton Land East, LLC	Delaware

ENTITY:	PLACE OF FORMATION

Princeton Land, LLC	Delaware
Providence Place Holdings, LLC	Delaware
Red Rock Investment, LLC	Nevada
Ridgedale Center, LLC	Maryland
RII Holding, LLC	Texas
River Hill Village Center II, LLC	Maryland
Riverspark Associates Limited Partnership	Maryland
Rouse Columbus Square, LLC	Maryland
Rouse Commercial Properties, LLC	Maryland
Rouse Company at Owings Mills, LLC, The	Maryland
Rouse Company BT, LLC, The	Maryland
Rouse Company LP, The	Delaware
Rouse Company of Florida, LLC, The	Florida
Rouse Company of Georgia, LLC, The	Georgia
Rouse Company of Louisiana, LLC, The	Maryland
Rouse Company of Massachusetts, LLC, The	Maryland
Rouse Company of Michigan, LLC, The	Maryland
Rouse Company of Minnesota, LLC, The	Maryland
Rouse Company of New Jersey, LLC, The	New Jersey
Rouse Company of New York, LLC, The	New York
Rouse Company of Ohio, LLC, The	Ohio
Rouse Company of Oregon, LLC, The	Maryland
Rouse Company of Pennsylvania, LLC, The	Pennsylvania
Rouse Company of Texas, LLC, The	Texas
Rouse Company of Washington, LLC, The	Maryland
Rouse Company Operating Partnership LP, The	Delaware
Rouse Company Protective Trust, Inc., The	Delaware
Rouse F.S., LLC	Maryland
Rouse Fashion Show Management, LLC	Maryland
Rouse Holding Company of Arizona, LLC, The	Maryland
Rouse Holding Company, LLC, The	Maryland
Rouse Holding Limited Partnership	Maryland
Rouse Investing Company, LLC	Maryland
Rouse Investment Limited Partnership	Maryland
Rouse IP, LLC	Maryland
Rouse LLC	Delaware
Rouse Oakbrook, LLC	Delaware
Rouse Office Management of Arizona, LLC	Maryland
Rouse Office Management of Oregon, LLC	Maryland

ENTITY:	PLACE OF FORMATION

Rouse Office Management of Pennsylvania, LLC	Maryland
Rouse Office Management, LLC	Maryland
Rouse Owings Mills Management Company, LLC	Maryland
Rouse Property Management, Inc.	Maryland
Rouse Providence, LLC	Delaware
Rouse Ridgedale Holding, LLC	Maryland
Rouse Ridgedale, LLC	Delaware
Rouse SI Shopping Center, LLC	Maryland
Rouse Southland, LLC	Maryland
Rouse Transportation, LLC	Maryland
Rouse Tri-Party Miscellaneous, LLC	Maryland
Rouse Tri-Party TRS, Inc.	Maryland
Rouse Westin, Inc.	Maryland
Rouse Westlake Limited Partnership II	Delaware
Rouse-Abbey, LLC	Maryland
Rouse-Arizona Center, LLC	Maryland
Rouse-Arizona Retail Center Limited Partnership	Maryland
Rouse-Bridgewater Commons, LLC	Maryland
Rouse-Burlington, LLC	Maryland
Rouse-Coral Gables Development, LLC	Maryland
Rouse-Eastfield, LLC	Maryland
Rouse-Fairwood Development Corporation	Maryland
Rouse-Fairwood Development Limited Partnership	Maryland
Rouse-Forsyth, LLC	Maryland
Rouse-Governor’s Square, LLC	Maryland
Rouse-Highland, LLC	Delaware
Bridgeland GP, LLC	Delaware
GGP-Bridgeland, LP	Maryland
Rouse-Miami, LLC	Delaware
Rouse-Mizner Park, LLC	Delaware
Rouse-New Orleans, LLC	Maryland
Rouse-Oakwood Shopping Center, LLC	Maryland
Rouse-Oakwood Two, LLC	Maryland
Rouse-Orlando, LLC	Delaware
Rouse-Park Meadows Holding, LLC	Maryland
Rouse-Park Meadows, LLC	Maryland
Rouse-Phoenix Cinema, LLC	Maryland
Rouse-Phoenix Corporate Center Limited Partnership	Maryland
Rouse-Phoenix Development Company, LLC	Maryland

ENTITY:	PLACE OF FORMATION

Rouse-Phoenix Hotel Corporation	Maryland
Rouse-Phoenix Hotel Parking, Inc.	Maryland
Rouse-Phoenix Hotel Parking, LLC	Maryland
Rouse-Phoenix Hotel, LLC	Maryland
Rouse-Phoenix Master Limited Partnership	Maryland
Rouse-Phoenix Parking Two, LLC	Maryland
Rouse-Phoenix Parking, LLC	Maryland
Rouse-Phoenix Theatre Limited Partnership	Maryland
Rouse-Phoenix Two Corporate Center, LLC	Maryland
Rouse-Portland, LLC	Maryland
Rouse-Randhurst Shopping Center, LLC	Maryland
Rouse-River Hill Village Center, Inc.	Maryland
Rouse-River Hill Village Center, LLC	Maryland
Rouse-Seattle, LLC	Delaware
Rouse-Towson Town Center, LLC	Maryland
Rouse-TTC Funding, LLC	Maryland
Rouse-Urban Acquisition, LLC	Maryland
Rouse-Urban, LLC	Maryland
Rouse-West Dade, Inc.	Maryland
Rouse-Wincopin, LLC	Maryland
RREF Holding, LLC	Texas
Running Brook Business Trust	Maryland
RV Joint Venture	Florida
Salem Mall, LLC	Maryland
Seaport Marketplace Theatre, LLC	Maryland
Seaport Marketplace, LLC	Maryland
Seventy Columbia Corporate Center Limited Partnership	Maryland
Seventy Columbia Corporate Center, Inc.	Maryland
Seventy Columbia Corporate Center, LLC	Maryland
Sixty Columbia Corporate Center, Inc.	Maryland
Sixty Columbia Corporate Center, LLC	Maryland
South Street Seaport Limited Partnership	Maryland
Southland Center Holding, LLC	Maryland
Southland Center, LLC	Delaware
Southpoint Mall, LLC	Delaware
Stansfield-Laurel, Inc.	Maryland
Sterrett Building Business Trust	Maryland
Stone Lake Corporation	Maryland
Summa Corporation	Delaware

ENTITY:	PLACE OF FORMATION

Summerlin Centre, LLC	Delaware
Summerlin Corporation	Delaware
Tallahassee Associates	Maryland
Tampa Northwest, Ltd.	Florida
Terrapin Acquisition, LLC	Maryland
THC-HRE, LLC	Maryland
Three Owings Mills Corporate Center Associates Limited Partnership	Maryland
Three Owings Mills Corporate Center Land Limited Partnership	Maryland
Three Owings Mills Corporate Center, LLC	Maryland
Three Willow Company, LLC	Delaware
Town Center Development Company GP, LLC	Maryland
Town Center Development Company, LP	Maryland
Town Center East Business Trust	Maryland
Town Center East Parking Lot Business Trust	Maryland
Towson TC, LLC	Maryland
Trails Village Center Co.	Nevada
TRC Central, LLC	Maryland
TRC Exton Plymouth 12 LLC	Delaware
TRC Exton Plymouth 13 LLC	Delaware
TRC Exton Plymouth 14 LLC	Delaware
TRC Exton Plymouth 15 LLC	Delaware
TRC Exton Plymouth 16 LLC	Delaware
TRC Exton Plymouth 17 LLC	Delaware
TRC Exton Plymouth 18 LLC	Delaware
TRC Exton Plymouth 19 LLC	Delaware
TRC Exton Plymouth 20 LLC	Delaware
TRC Exton Plymouth 21 LLC	Delaware
TRC Exton Plymouth 22 LLC	Delaware
TRC Exton Plymouth 23 LLC	Delaware
TRC Exton Plymouth 24 LLC	Delaware
TRC Exton Plymouth 25 LLC	Delaware
TRC Exton Plymouth 26 LLC	Delaware
TRC Exton Plymouth 27 LLC	Delaware
TRC Exton Plymouth 28 LLC	Delaware
TRC Exton Plymouth 29 LLC	Delaware
TRC Exton Plymouth 30 LLC	Delaware
TRC Exton Plymouth 31 LLC	Delaware
TRC Exton Plymouth 32 LLC	Delaware
TRC Exton Plymouth 33 LLC	Delaware

ENTITY:	PLACE OF FORMATION

TRC Exton Plymouth 34 LLC	Delaware
TRC Exton Plymouth 35 LLC	Delaware
TRC Exton Plymouth 36 LLC	Delaware
TRC Exton Plymouth 37 LLC	Delaware
TRC Exton Plymouth 38 LLC	Delaware
TRC Exton Plymouth 39 LLC	Delaware
TRC Gallery at Market East 1 LLC	Delaware
TRC Gallery at Market East 2 LLC	Delaware
TRC Gallery at Market East 3 LLC	Delaware
TRC Gallery at Market East 4 LLC	Delaware
TRC Gallery at Market East 5 LLC	Delaware
TRC Gallery at Market East 6 LLC	Delaware
TRC Gallery at Market East 7 LLC	Delaware
TRC Gallery at Market East 8 LLC	Delaware
TRC Gallery at Market East 9 LLC	Delaware
TRC Gallery at Market East 10 LLC	Delaware
TRC Gallery at Market East 11 LLC	Delaware
TRC Gallery at Market East 12 LLC	Delaware
TRC Gallery at Market East 13 LLC	Delaware
TRC Gallery at Market East 14 LLC	Delaware
TRC Gallery at Market East 15 LLC	Delaware
TRC Gallery at Market East 16 LLC	Delaware
TRC Gallery at Market East 17 LLC	Delaware
TRC Gallery at Market East 18 LLC	Delaware
TRC Gallery at Market East 19 LLC	Delaware
TRC Gallery at Market East 20 LLC	Delaware
TRC Gallery at Market East 21 LLC	Delaware
TRC Gallery at Market East 22 LLC	Delaware
TRC Gallery at Market East 23 LLC	Delaware
TRC Gallery at Market East 24 LLC	Delaware
TRC Gallery at Market East 25 LLC	Delaware
TRC Gallery at Market East 26 LLC	Delaware
TRC Gallery at Market East 27 LLC	Delaware
TRC Gallery at Market East 28 LLC	Delaware
TRC Gallery at Market East 29 LLC	Delaware
TRC Gallery at Market East 30 LLC	Delaware
TRC Gallery at Market East 31 LLC	Delaware
TRC Gallery at Market East 32 LLC	Delaware
TRC Gallery at Market East 33 LLC	Delaware

ENTITY:	PLACE OF FORMATION

TRC Gallery at Market East 34 LLC	Delaware
TRC Gallery at Market East 35 LLC	Delaware
TRC Gallery at Market East 36 LLC	Delaware
TRC Gallery at Market East 37 LLC	Delaware
TRC Gallery at Market East 38 LLC	Delaware
TRC Gallery at Market East 39 LLC	Delaware
TRC NJ Holding LP	Delaware
TRC Parking Business Trust	Maryland
TRC Property Holdings, Inc.	Maryland
TRC Willow, LLC	Maryland
TRCGP, LLC	Maryland
Triangle Business Center I Limited Partnership	Maryland
TTC Member, LLC	Maryland
TTC SPE, LLC	Maryland
TWC Commercial Properties, LLC	Delaware
TWC Commercial Properties, LP	Texas
TWC Land Development, LLC	Delaware
TWC Land Development, LP	Texas
TWC Operating Holdings, Inc	Delaware
TWC Operating LP	Texas
TWC Operating, LLC	Delaware
TWCPC Holdings GP, LLC	Texas
TWCPC Holdings, L.P.	Texas
TWLDC Holdings GP, LLC	Texas
TWLDC Holdings LP	Texas
Two Franklin Park Company, LLC	Delaware
Two Owings Mills Corporate Center Associates Limited Partnership	Maryland
Two Owings Mills Corporate Center, LLC	Maryland
Two Willow Company, LLC	Delaware
UC Oakbrook Genpar, LLC	Delaware
Urban Shopping Centers, LP	Illinois
VCK Business Trust	Maryland
Village of Cross Keys, LLC, The	Maryland
Water Tower Joint Venture	Illinois
Water Tower LLC	Delaware
WECCR General Partnership	Texas
WECCR, Inc.	Texas
Weeping Willow RNA, LLC	Delaware
West Kendall Holdings, LLC	Maryland

ENTITY:	PLACE OF FORMATION

Westlake Center Associates Limited Partnership	Washington
White Marsh General Partnership	Maryland
White Marsh Limited Partnership	Maryland
White Marsh Mall Associates	Maryland
White Marsh Mall, LLC	Maryland
White Marsh Phase II Associates	Maryland
Whiteland Holding Limited Partnership	Maryland
Willow SPE, LLC	Delaware
Willowbrook Company, LLC, The	Maryland
Willowbrook II, LLC	Maryland
Willowbrook Mall Company, LLC	Delaware
Willowbrook Mall, LLC	Delaware
Willowbrook Management Company, LLC	Maryland
Wincopin Restaurant Business Trust	Maryland
Woodbridge Center Property, LLC	Delaware
Woodbridge Center, LLC	Maryland
Woodlands Beverage, Inc.	Texas
Woodlands Brokerage, LLC, The	Texas
Woodlands Commercial Brokerage Co., LP, The	Texas
Woodlands Commercial Properties Company, LP, The	Texas
Woodlands Corporation, The	Texas
Woodlands Custom Sales, LP, The	Texas
Woodlands Holding Hotel, LP, The	Texas
Woodlands Hotel GP, LLC, The	Texas
Woodlands Hotel, LP, The	Texas
Woodlands Land Development Co., LP, The	Texas
Woodlands Mall Associates, The	Illinois
Woodlands Office Equities-95, Ltd.	Texas
Woodlands Operating Company, L.P., The	Texas
Woodlands VTO 2000 Commercial, GP, LLC	Texas
Woodlands VTO 2000 Commercial, LP	Texas
WV Sub, LLC	Delaware